UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005

IndyMac MBS, Inc.

(as depositor under the Pooling and Servicing Agreement, to be dated as of September 1, 2005, providing for the issuance of the IndyMac MBS, Inc., IndyMac INDB Mortgage Loan Trust 2005-1, Mortgage Pass-Through Certificates, Series INDB 2005-1)

              IndyMac MBS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127556	95-4791925
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

155 North Lake Avenue, Pasadena, California 91101

(Address of principal executive offices, with zip code)

(800) 669-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 21, 2005, a series of certificates, entitled IndyMac INDB Mortgage Loan Trust, Series INDB 2005-1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among IndyMac MBS, Inc. as depositor (the “Depositor”), IndyMac Bank F.S.B. (“IndyMac Bank”) as Seller (the “Seller”) and as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of eleven classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-R Certificates, Class A-X Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, Class B-6 Certificates and Class P Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of hybrid, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $299,994,590.60 as of September 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Agreement. The Class A-1 Certificates, Class A-2 Certificates, Class A-R Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates were sold by the Depositor to Deutsche Bank Securities, Inc. as underwriter (the “Underwriter”), pursuant to an Underwriting Agreement, dated September 16, 2005 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$220,722,000.00	Variable
A-2	$24,524,000.00	Variable
A-X	Notional	Variable
A-R	$100.00	N/A
B-1	$16,049,000.00	Variable
B-2	$12,750,000.00	Variable
B-3	$9,450,000.00	Variable
B-4	$8,700,000.00	Variable
B-5	$4,200,000.00	Variable
B-6	$3,599,490.60	Variable
P	$100.00	N/A

The Class A-1 Certificates, Class A-2 Certificates, Class A-R Certificates, Class A-X Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 26, 2005, and the Prospectus Supplement, dated September 16, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4 Certificates, Class B-5 Certificates, Class B-6 Certificates and Class P Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of September 1, 2005, by and among IndyMac MBS, Inc. as Depositor, IndyMac Bank F.S.B. as Seller and Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series INDB 2005-1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC.

Date: September 29, 2005	By: /s/ Isaac Carrillo
	Name:	Isaac Carrillo
	Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among IndyMac MBS, Inc. as Depositor, IndyMac Bank F.S.B. as Seller and Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series INDB 2005-1 Certificates.	7

EXHIBIT 4.1